EXHIBIT 10.12

                             AMENDMENT AGREEMENT


      This AMENDMENT AGREEMENT (the "Agreement") dated as of this 24th day of April, 1998, by and among PENNICHUCK CORPORATION, a New Hampshire corporation with a principal place of business at 4 Water Street, P.O. Box 448, Nashua, New Hampshire 03061-0448 ("PC") and PENNICHUCK EAST UTILITY, INC., a New Hampshire corporation with a principal place of business at 4 Water Street, P.O. Box 488, Nashua, New Hampshire 03061-0448 ("PEU") (PC and PEU are referred to individually and collectively as the "Borrower"), THE SOUTHWOOD CORPORATION, a New Hampshire corporation with a principal place of business at 4 Water Street, P.O. Box 488, Nashua, New Hampshire 03061-0448 ("Southwood") and PENNICHUCK WATER SERVICE CORPORATION, a New Hampshire corporation with a principal place of business at 4 Water Street, P.O. Box 488, Nashua, New Hampshire 03061-0448 ("PWSC") (Southwood and PWSC are referred to individually and collectively at "Guarantor") and FLEET BANK-NH, a bank incorporated under the laws of the State of New Hampshire with a principal place of business at 1155 Elm Street, Manchester, New Hampshire 03101 (the "Bank").

                             W I T N E S S E T H

      WHEREAS, pursuant to the terms of a certain Loan Agreement dated April 8, 1998 (collectively, the "Loan Agreement") and certain loan documents referenced therein or contemplated thereby (collectively the "Loan Documents"), the Bank has made certain loans, including, without limitation, a $4,500,000 acquisition line of credit loan to the Borrower (the "Acquisition Line of Credit") and a $3,000,000 line of credit loan to PC (the "Line of Credit"), both of which loans are guaranteed by the Guarantor; and

      WHEREAS, PC has requested and the Bank has agreed to, among other things, (i) increase the principal amount of the Line of Credit from $3,000,000 to $4,500,000 and (ii) amend the Loan Documents in certain other respects.

      NOW, THEREFORE, in consideration of the foregoing and mutual covenants and agreements therein contained, the receipt and adequacy of which are hereby acknowledged, the parties covenant, stipulate, and agree as follows:

      1. Representations and Warranties of the Borrower and the Guarantor. The Borrower and Guarantor represent and warrant to the Bank as follows:

      (a) The representations and warranties of each Borrower and each Guarantor made in the Loan Documents remain true and accurate and are hereby reaffirmed as of the date hereof.

      (b) The Borrower and the Guarantor have performed, in all material respects, all obligations to be performed by each of them to date under the Loan Documents.

      (c) Each Borrower and Guarantor is a corporation duly organized, qualified, and existing in good standing under the laws of the State of New Hampshire and in all other jurisdictions in which the character of the property owned or the nature of the existing business conducted by such Borrower or Guarantor require its qualification as a foreign corporation.

      (d) The execution, delivery, and performance of this Agreement and the documents relating hereto (the "Amendment Documents") are within the power of each Borrower and each Guarantor and are not in contravention of law, each Borrower's or Guarantor's Articles of Incorporation, By-Laws, or the terms of any other documents, agreements, or undertaking to which any Borrower or any Guarantor is a party or by which any Borrower or any Guarantor is bound. No approval of any person, corporation, governmental body, or other entity not provided herewith is a prerequisite to the execution, delivery, and performance by any Borrower or any Guarantor of the Amendment Documents or any of the documents submitted to the Bank in connection with the Amendment Documents to ensure the validity or enforceability thereof.

      (e) When executed on behalf of the Borrower and the Guarantor, the Amendment Documents will constitute a legally binding obligation of the Borrower and the Guarantor, enforceable in accordance with their terms; provided, that the enforceability of any provisions in the Amendment Documents, or of any rights granted to the Bank pursuant thereto may be subject to and affected by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and that the right of the Bank to specifically enforce any provisions of the Amendment Documents is subject to general principles of equity.

      2. Amendment To Loan Agreement. The Loan Agreement shall be amended as follows:

      (a) The first WHEREAS clause appearing on page one of the Loan Agreement is hereby amended by changing the amount "Three Million Dollars ($3,000,000)" to "Four Million Five Hundred Thousand Dollars ($4,500,000)".

      (b) Section 2.2 of Article II of the Loan Agreement is hereby amended by changing the amount "Three Million Dollars ($3,000,000)" to "Four Million Five Hundred Thousand Dollars ($4,500,000)".

      (c) Section 2.5 of Article II of the Loan Agreement is hereby amended by deleting the phrase "for a two (2) year period with respect to up to One Million Five Hundred Thousand Dollars ($1,500,000)" appearing in the ninth and tenth lines thereof and replacing it with "for a two (2) year period with respect to Three Million Dollars ($3,000,000)".

      (d) Section 2.6 of Article II of the Loan Agreement is hereby amended by replacing the amount of "One Million Five Hundred Thousand Dollars ($1,500,000)" appearing in the sixth and seventh lines thereof and replacing it with "Three Million Dollars ($3,000,000)".

      3. Amendment to Promissory Note. The Promissory Note made payable by PC to the Bank dated April 8, 1998 (the "Line of Credit Note") in the original principal amount of $3,000,000, is hereby amended as follows:

      (a) The amount "$3,000,000" appearing in the upper left hand corner of page one of the Line of Credit Note is hereby deleted and replaced with "$4,500,000".

      (b) The amount of "Three Million Dollars ($3,000,000)" appearing in the eighth and ninth lines of the first paragraph of the Line of Credit Note is hereby deleted and replaced with "Four Million Five Hundred Thousand Dollars ($4,500,000)".

      (c) The amount "One Million Five Hundred Thousand Dollars ($1,500,000)" appearing in paragraph (2) on page one of the Line of Credit Note is hereby deleted and replaced with "Three Million Dollars ($3,000,000)".

      (d) The amount "Three Million Dollars ($3,000,000)" appearing in the first sentence of the first full paragraph on page two of the Line of Credit Note is hereby deleted and replaced with "Four Million Five Hundred Thousand Dollars ($4,500,000)".

      4. Amendment to Pledge Agreement. The Pledge Agreement by PC to the Bank dated April 8, 1998 (the "Pledge Agreement") is hereby amended by deleting the amount "Seven Million Five Hundred Thousand Dollars ($7,500,000)" appearing in the first WHEREAS clause on page one of the Pledge Agreement and replacing such amount with "Nine Million Dollars ($9,000,000)". PC hereby ratifies and confirms its pledge under the Pledge Agreement and acknowledges that all amounts advanced under the Loan Documents to date and in the future, including, but not limited to, all amounts advanced under the Line of Credit, as amended, shall be Secured Obligations (as such term is defined in the Pledge Agreement).

      5. Amendment to Guaranty Agreement. The Guaranty Agreement by the Guarantor to the Bank dated April 8, 1998 (the "Guaranty Agreement") is hereby amended by deleting the amount "Three Million Dollars ($3,000,000)" appearing in the second WHEREAS clause on page one of the Guaranty Agreement and replacing such amount with "Four Million Five Hundred Thousand Dollars ($4,500,000)". Each Guarantor hereby acknowledges that all amounts advanced under the Loan Documents to date and in the future, including, without limitation, all amounts advanced under the Line of Credit, as amended, shall be Guaranteed Obligations (as such term is defined in the Guaranty Agreement).

      6. Conditions Precedent. The obligations of the Bank hereunder are subject to fulfillment of the following conditions precedent:

      (a) The Borrower and the Guarantor shall execute and deliver to the Bank this Agreement and the Amendment Documents.

      (b) The Bank shall have received (i) certified copies of instruments evidencing all corporate action taken by the Borrower and the Guarantor to authorize the execution and delivery of this Agreement and the Amendment Documents and (ii) such other documents, legal opinions, papers and information as the Bank shall reasonably require including all items listed on the Closing Agenda attached hereto as Exhibit A.

      7. Future References. All references to the Loan Documents shall hereafter refer to such documents, as amended and shall expressly include, without limitation, this Agreement and all other Amendment Documents.

      8. Loan Documents. The Loan Documents, and the collateral granted to the Bank therein, shall secure the Loan (as defined in the Loan Agreement) made pursuant to the Loan Agreement, as amended, and the payment and performance of the Line of Credit, as amended.

      9. Continuing Effect. The provisions of the Loan Documents, as modified herein, shall remain in full force and effect in accordance with their terms and are hereby ratified and confirmed.

      10.    General.

      (a) The Borrower and the Guarantor shall execute and deliver such additional documents and do such other acts as the Bank may reasonably require to implement the intent of this Agreement fully.

      (b) The Borrower shall pay all costs and expenses, including, but not limited to, attorneys' fees incurred by the Bank in connection with this Agreement. The Bank, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the Line of Credit Note, as amended.

      (c) This Agreement may be executed in several counterparts by the Borrower, the Bank and the Guarantor, each of which shall be deemed an original but all of which together shall constitute one and the same Agreement.

      IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date set forth above.

                                  FLEET BANK - NH


____________________________      By:_________________________________
Witness                              Roger J. Archambault, Its Duly
                                     Authorized Vice President

                                  PENNICHUCK CORPORATION


____________________________      By:_________________________________
Witness                              _______________________, Its Duly
                                     Authorized ______________________

                                  PENNICHUCK EAST UTILITY, INC.


____________________________      By:_________________________________
Witness                              _______________________, Its Duly
                                     Authorized ______________________

                                  THE SOUTHWOOD CORPORATION


____________________________      By:_________________________________
Witness                              _______________________, Its Duly
                                     Authorized ______________________

                                  PENNICHUCK WATER SERVICE CORPORATION


____________________________      By:_________________________________
Witness                              _______________________, Its Duly
                                     Authorized ______________________

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 24th day of April, 1998, by Roger J. Archambault, the duly authorized Vice President of Fleet Bank-NH, a bank incorporated under the laws of the State of New Hampshire, on behalf of such bank.


                                  _____________________________________
                                  Justice of the Peace/Notary Public
                                  My Commission Expires:
                                  Notary Seal

STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 24th day of April, 1998, by ___________________, the duly authorized _____________ of
Pennichuck Corporation, a New Hampshire corporation, on behalf of such corporation.


                                  _____________________________________
                                  Justice of the Peace/Notary Public
                                  My Commission Expires:
                                  Notary Seal


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 24th day of April, 1998, by ___________________, the duly authorized _____________ of
Pennichuck East Utility, Inc., a New Hampshire corporation, on behalf of such corporation.


                                  _____________________________________
                                  Justice of the Peace/Notary Public
                                  My Commission Expires:
                                  Notary Seal


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 24th day of April, 1998, by ___________________, the duly authorized _____________ of
The Southwood Corporation, a New Hampshire corporation, on behalf of such corporation.


                                  _____________________________________
                                  Justice of the Peace/Notary Public
                                  My Commission Expires:
                                  Notary Seal


STATE OF NEW HAMPSHIRE
COUNTY OF HILLSBOROUGH

      The foregoing instrument was acknowledged before me this 24th day of April, 1998, by ___________________, the duly authorized _____________ of
Pennichuck Water Service Corporation, a New Hampshire corporation, on behalf of such corporation.


                                  _____________________________________
                                  Justice of the Peace/Notary Public
                                  My Commission Expires:
                                  Notary Seal